SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): March 6, 2002

ASPHALT PAVING INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-29313	59-3556733
(Commission File Number)	(IRS Employer Identification No.)

c/o Raice Paykin & Krieg LLP

185 Madison Avenue 10th Floor

New York, NY 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 725-4423

(Registrant’s Telephone Number, Including Area Code)

Item 2.

Acquisition or disposition of assets

Purchase of certain assets from Advanced Banking Solutions Limited

On March 6, 2002 ABS Solutions (UK) Limited, a wholly-owned subsidiary of the Company, purchased all outstanding accounts receivable, contracts and tangible property, excluding shares in subsidiaries, of Advanced Banking Solutions Limited, a UK corporation in administrative receivership ("ABSL") for $282,000.

ABSL and its predecessors have been providing specialized financial industry software designed for back-office management, reporting and accounting to financial institutions for over 25 years. ABSL counts over 300 financial institutions as clients. Clients include Morgan Stanley, Merrill Lynch, JP Morgan Chase, Credit Lyonnais, E D & F Man, Israeli Discount Bank, Royal Bank of Scotland, Wells Fargo and Bank of Taiwan. ABSL has 150 employees located in the major financial centers of New York, Boston, London and Singapore, as well a number of strategically placed client service centers.

ABS's targeted market for its core banking products consists of second-tier participants in the global banking, securities and assets management market, though it also provides niche products to a limited number of first-tier international banks. Principal customers are foreign or international branches of multi-national banks and regional or national banks in smaller or emerging market countries. Generally these institutions lack the resources to develop their own in-house solutions or have decided to outsource such development.

ABS the following products are representative of those which ABS currently owns or to which it holds exclusive marketing or selling rights:

IBS-90	A legacy core banking & treasury system.
ABRAXSYS	Universal banking and treasury back office solution.
SPAR	Securities processing accounting and reporting custody solution.
ALMAN	Asset and liability management solution and derived products.
MASTER Suite	Asset and liability management solution
TASMAN	Low cost treasury application.
ProfitMaster PRO	Interest rate risk management solution
Facility	Administration solution for syndicated lending
Paragon	Portfolio management and accounting system
Sable	Automated settlement system for securities transactions
TBA Trader	Management tool for trading in "to be announced" mortgage pass-through securities
Vision	Tools for the management of credit and interest rate risks

As noted below, the software itself is to be purchased separately with closing of that purchase to occur at a later date.

In many cases, the functions of these software products overlap, with a particular product being sold in one or more countries in part because it has gained approval of the applicable regulatory authorities.

IBS-90

This legacy banking system was developed in the late eighties and sold to more than 50 banks. Some of these have now updated their system to Abraxsys. The system was developed using a proprietary software environment that ran under the VMS operating system for Digital (DEC now Compaq) computers. The system is, historically, one of the largest selling proprietary banking systems still in use. ABS is no longer marketing this system for new installations, but continues to derive revenue from servicing existing installations.

Abraxsys

Abraxsys is a comprehensive banking system that supports international banking, domestic banking and branch banking requirements, including

•

maintenance of a general ledger,

•

input and management of foreign exchange and money market trades, secondary market fixed-income securities, discounted bills, forward rate agreements, interest rate and currency swaps

•

support of all activities in import and export international trade, such as letters of credit, guarantees, acceptances, bills, advances, collections and associated negotiations

•

support of large retail bank networks either on a centralized database or by means of distributed databases

•

credit control for corporate lending, including tracking of details of credit lines offered, accepted and all subsequent utilization; and

•

support of internet banking.

This product was developed as the successor to IBS-90 and is currently being marketed to institutions for which IBS-90 would previously have been used. The application will run on a variety of hardware under Windows NT, Unix or other standard operating environments.

Key customers include:

•

National Bank of Uzbekistan

•

Bank Austria (Cayman)

•

Hua Nan Commercial Bank, London and Singapore.

SPAR

SPAR is a multi-currency accounting system providing real-time account balances, projections and reporting. Functions include

•

generation of customer statements,

•

reporting of securities transactions,

•

automated "sweeps" of cash balances into investment funds,

•

valuation of holdings,

•

accounting, and

•

interfaces to ledgers, S.W.I.F.T. and market rates.

The Spar product can now also be made available on an ASP basis as a result of a partnership agreement reached with an ASP company in New York. In addition to revenue generated by the ASP service the partnership will also provide funding for significant development of the Spar product that will make it more attractive as either an enterprise solution to be sold exclusively by ABS or as an ASP offering.

•

Key Customers include:

•

Israel Discount Bank

•

Toyo Trust

•

Banesto

All based in New York.

ASSET & LIABILITY MANAGEMENT (ALMAN & MASTERSUITE)

Both Alman & MasterSuite treasury managers with the financial planning tools to model their business and to generate risk profiles against variable financial criteria such as exchange or interest rate fluctuations. The application enables the treasurer to develop strategies for protecting and optimizing their financial positions. Both products can use a range of add-ins including IFS (interest rate forecasting), Alman@risk (dynamic value-at-risk) and Almart (collates account & deal level information from multiple operational systems).

The two products are based on common platforms and will be fully integrated over the next year although both names will be maintained for different markets.

Key customers include:

•

Investec

•

ABSA

•

Fleet Boston

•

Wells Fargo

•

Banco Santander

•

Caja Penedes

TASMAN

Tasman is a multi-currency treasury application. Tasman covers activities in the money market, securities markets and foreign exchange market. The system can be fully linked to the Alman products.

Key customers include:

•

African Merchant Bank

•

Decillion Treasury Services

•

Commercial Bank of Zimbabwe

ProfitMaster PRO

ProfitMaster PRO is a risk management solution that helps manage interest rate risk. Its capabilities include:

•

simulation functions which include unlimited scenarios for modeling alternative forecast assumptions and interest rate environments.

•

income statement forecasting and portfolio detail analyses,

•

preparation of principal and interest cash flows for each financial instrument,

•

reporting and analyses tools to fulfill the requirements of various regulatory agencies, and

•

derivatives modeling software module, to help financial institutions to estimate market value, duration and income impact of derivative positions

Facility

Facility is a system to allow a syndicated lending agent to set up and administer all the information necessary to process all aspects of loan syndication including:

•

Facilities / Tranches

•

Draw-downs

•

Fees

•

Novations

•

Roll-overs

•

Renewals

•

Maturities

•

Repayments

•

Prepayments

•

Novation of participations

•

Splitting and merging of drawings against the loan facility.

Paragon

The Paragon product was acquired from Thomson Financial, Inc. in September 2001. It is a loan portfolio collateral management and accounting system providing for data input at a single point of entry and output of both standard and user-defined reports, as well as integration with the financial institution's accounting system. The Optional modules support a variety of functions, including:

•

Customer Safekeeping

•

Derivatives trading

•

Dollar loan instruments trading

•

Securities trading

Sable

Sable is a comprehensive automated settlement system for bonds, equities and associated instruments. It includes fully automated links to pick up trades from front office systems, send settlement instructions to clearers and custodians and receive settlement details and confirmations. Sable's automated matching, settlement and custodian links include TRAX, Euroclear, Clearstream, SWIFT, Bank of New York, BNP Paribas, Deutsche and Dresdner.

Sable produces trade confirmations and copy confirmations to be sent automatically via telex, fax, email or SWIFT. Sable also provides presentation-quality contract notes. Sable comes with its own multi-company, multi-department, multi-currency, double-entry general ledger system and also links to a variety of third party general ledger systems.

Sable comes with a wide variety of settlement and management reports based on the industry-standard Crystal reports engine. Users can adapt these reports and add their own reports to the system if required. Reports can be output to a wide variety of formats - e.g., Excel, Access, and HTML. Users may also produce their own reports using any ODBC compliant third party report writer.

Reports Include:

•

Static Data Reports

•

Audit Reports

•

Accounts Reports

•

Communications Reports

•

Daily Trade Reports

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Unsettled and Trade Reports

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Trade History

•

Safe Custody

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Client Statements

•

Holdings Reports

•

Risk Reports

TBA Trader

This product was also acquired by ABS from Thomson in September 2001.

"To be announced," or "TBA" trading is the common method of buying and selling agency type, mortgage-backed pass-throughs. Agency pass-throughs are the most basic type of mortgage-backed security, representing the ownership of residential mortgage loans. Under a TBA transaction the mortgage pass-through security being purchased or sold has a future settlement date agreed upon by both parties. Specific details are set including product type, coupon rate, settlement date, price and par amount of the securities. However, the actual identity and number of mortgage pools is not given until 2 business days before the settlement date.

The TBA trading module features efficient trade-entry record keeping, reporting and a communications system. TBA Trader also includes a TBA pool optimization engine, which automatically allocates pools of mortgage-backed securities for TBA trades. TBA Trader's EPN (electronic pool notification) interface allows the financial institution to automate the transmission and receipt of pool allocations, thereby eliminating the re-keying of data.

Vision

The Vision product provides real-time information to traders, middle office risk management tools for the management of credit and interest rate risks and back office accounting and reporting functions relating to:

•

Foreign exchange transactions

•

Money market instruments

•

Currency and interest rate swaps

•

Long and short term debt instruments

•

Commodity, currency and interest rate futures

•

Foreign exchange options, and

•

Interest rate options

Agreement to acquire remaining ABSL assets

Also on March 6, 2002, the Company entered into an agreement to purchase all intellectual property, goodwill and shares in subsidiaries of ABSL. The purchase price for these remaining assets is $1,128,000.

The principal asset to be acquired from ABSL consists of the specialized financial industry software described above. If this second purchase does not occur, the Company will have to acquire licenses to use the software in order to make any additional sales of its products. Failure to either complete the purchase of the software or obtain a license to use it would adversely affect the Company's ability to expand its operations beyond maintenance and servicing of present installations.

Item 7.

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired

Financial statements of the Company will be filed by an amendment to this Report within 60 days after this Report must be filed.

(b)

Pro forma financial information

Pro forma financial information will be furnished with the aforementioned amendment.

(c)

Exhibits

No.

Exhibit

2.1

Agreement among Advanced Banking Solutions Limited, ABS Solutions (UK) Limited and the receivers for purchase of accounts receivable, contracts and tangible property, excluding shares in subsidiaries

2.2

Agreement among Advanced Banking Solutions Limited, Asphalt Paving International, Inc. and the receivers for purchase of intellectual property, goodwill and shares in subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPHALT PAVING INTERNATIONAL, INC.

By:

/s/ Peter Watts

Peter Watts, President

March 21, 2002